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                                FMB FUNDS, INC.

SUPPLEMENT TO CONSUMER SERVICE CLASS AND INSTITUTIONAL CLASS PROSPECTUSES DATED MARCH 28, 1997

     At a meeting of shareholders held on September 26, 1997, the shareholders of each of the FMB Funds approved a new investment advisory agreement with The Huntington National Bank, Trust Division ("Huntington"), which assumed investment management of each of the Funds on the merger of Huntington Bancshares Incorporated and First Michigan Bank Corporation, which occurred on October 1, 1997. Huntington is the successor to FMB-Trust and First Michigan Bank Corporation, which served as investment adviser and sub-adviser, respectively, for each of the Funds prior to October 1.

     Duane C. Carpenter, who has been primarily responsible for the portfolio management of the FMB Money Market Fund and the FMB Intermediate Government Fund since their inception, has assumed portfolio management responsibility for the Michigan Tax-Free Bond Fund, Nancy L. Folstad of Huntington has assumed management of the FMB Diversified Equity Fund. Prior to April 1997, Ms. Folstad was employed as a portfolio manager for Harris Investment Management and Rotary International.

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